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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported)
                                October 31, 2002
                                ----------------



                                 i3 Mobile, Inc.
                                 --------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

                  0-30175                             51-0335259
                  -------                             ----------
         (Commission File Number)        (IRS Employer Identification Number)

                  181 Harbor Drive, Stamford, Connecticut      06902
                  --------------------------------------------------
               (Address of Principal Executive Offices)   (Zip Code)


         Registrant's telephone number, including area code 203-428-3000
                                                            ------------

                                       N/A
                                       ---

          (Former Name or Former Address, if Changes Since Last Report)




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ITEM 5.      OTHER EVENTS

On October 31, 2002, i3 Mobile, Inc. (the "Company") announced that it has retained the investment banking firm of Kaufman Bros., L.P. to assist the Company's Board of Directors in exploring various strategic options for the Company to enhance shareholder value, including through a strategic alliance, joint venture, merger or acquisition transaction, or the possible sale of the Company. The Company's press release dated October 31, 2002 announcing the retention of Kaufman Bros., L.P. is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

99.1     Text of Press Release, dated October 31, 2002.






                                   SIGNATURES

             Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    i3 MOBILE, INC.





                                    By: /s/ Edward J. Fletcher
                                       ------------------------------
                                    Name:  Edward J. Fletcher
                                    Title: Senior Vice President, Finance


Date:   November 4, 2002


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                                  EXHIBIT INDEX

EXHIBIT      DESCRIPTION

99.1         i3 Mobile, Inc. Press Release,
             dated October 31, 2002.